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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 30, 1997

                             MOBILEMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.
                         On May 30, 1997, MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all of the subsidiaries of MobileMedia Communications filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") their monthly operating report for the month ended April 30, 1997, which is attached hereto as Exhibit 99.1.

                         On June 3, 1997, the Company issued the press release attached hereto as Exhibit 99.2. The press release states that the Company has determined to delist its Class A common stock, par value $.001 per share (the "Common Stock"), currently traded on the Nasdaq National Market. The last trading day for the Common Stock on the Nasdaq National Market will be June 3, 1997.

                         As disclosed, the Company did not file its Report on Form 10-K for the fiscal year ended December 31, 1996 or its Report on Form 10-Q for the fiscal quarter ended March 31, 1997 by their respective due dates of March 31, 1997 and May 15, 1997. The Company had anticipated filing the Report on Form 10-K by May 31, 1997 and the Report on Form 10-Q by June 30, 1997. In March 1995, the
         Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of"
         ("SFAS 121"), which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in their financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired in acquisitions of businesses, including the DialPage and MobileComm acquisitions, were recorded on the Company's financial statements in accordance with principles of purchase accounting at the acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company may be required to write down the carrying value of its long-lived assets to their fair value. The Company believes that the amount of the write-down could be material; however, it is not possible at this time to determine its amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended. Accordingly, the Company is unable to comply with the continued listing requirements of the Nasdaq National Market and has requested that its Common Stock be delisted.

                         The Company will continue to file, under cover of Form 8-K, copies of the monthly operating reports required to be filed with the Bankruptcy Court within 15 days after filing such reports with the Bankruptcy Court.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA CORPORATION,
                                             a Delaware corporation

          Date: June 3, 1997                 By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                              EXHIBIT INDEX


Exhibit                                                         Page
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Exhibit 99.1 --  Monthly Operating Report

Exhibit 99.2 --  Press Release